Exhibit 99.1

Fidelity National Financial, Inc. Reports Fourth Quarter 2013 Core EPS of $0.32, Adjusted Core EPS of $0.37 and Adjusted Pre-Tax Title Margin of 11%

Jacksonville, Fla. - (February 12, 2014) - Fidelity National Financial, Inc. (NYSE:FNF), a leading provider of title insurance, technology and transaction services to the real estate and mortgage industries, today reported operating results for the three-month and twelve-month periods ended December 31, 2013.

•	Net earnings of $76 million, or $0.30 per diluted share, for the fourth quarter versus net earnings of $152 million, or $0.66 per diluted share in the fourth quarter of 2012

•	Adjusted net earnings of $108 million, or $0.43 per diluted share, for the fourth quarter versus adjusted net earnings of $166 million, or $0.72 per diluted share in the fourth quarter of 2012

Due to the recent formation of Black Knight Financial Services, LLC (“Black Knight”) and ServiceLink Holdings, LLC (“ServiceLink”) as well as the announced future formation of the new tracking stock for Fidelity National Financial Ventures (“FNFV”), FNF will begin separately reporting on its core operations, which includes Fidelity National Title Group, Inc. (“FNT”), Black Knight and ServiceLink, and the portfolio company investments that will comprise FNFV in the future.

Core Operations

•	Adjusted pre-tax title margin of 11.0% for the fourth quarter versus 16.0% in the fourth quarter of 2012

•	Core diluted EPS of $0.32 for the fourth quarter versus $0.62 for the fourth quarter of 2012

•
Adjusted fourth quarter core diluted EPS of $0.37, which excludes $3 million of after-tax purchase price amortization ($0.01 impact on diluted EPS), a $7 million after-tax executive separation charge ($0.03 impact on diluted EPS) and $3 million of after-tax expenses related to the Lender Processing Services, Inc. acquisition ($0.01 impact on diluted EPS) versus adjusted core diluted EPS of $0.64 in the fourth quarter of 2012

•	Fourth quarter core free cash flow of $38 million versus $160 million in the fourth quarter of 2012

•
Open title orders of 392,000 for the fourth quarter, a decrease of 285,000, or 42%, compared with the fourth quarter of 2012, reflecting a more than 60% decline in refinance orders in the fourth quarter of 2013 versus the prior year; open orders per day of 6,200 for the fourth quarter versus 10,700 open orders per day for the fourth quarter of 2012; 55% of fourth quarter open title orders were purchase related versus 32% in the fourth quarter of 2012

•
Closed title orders of 307,000 for the fourth quarter, a decrease of 211,000, or 41%, compared with the fourth quarter of 2012; closed orders per day of 4,900 for the fourth quarter versus 8,200 closed orders per day for the fourth quarter of 2012; 56% of fourth quarter closed title orders were purchase related versus 33% in the fourth quarter of 2012

•	Fourth quarter purchase orders opened and closed decreased by 3% and 2%, respectively, versus the fourth quarter of 2012

•
Fourth quarter commercial title revenue of $146 million, a 2% decrease from the strong fourth quarter of 2012, driven by a 5% improvement in the commercial fee per file offset by a 6% decrease in closed orders; open commercial orders increased by 2% over the prior year

•
Overall fourth quarter average fee per file of $2,082, a 33% increase over the fourth quarter of 2012 and a 15% sequential increase from the third quarter of 2013; residential and local commercial fee per file (excluding national commercial business) of $1,676 versus $1,312 for the fourth quarter of 2012, a 28% increase over the prior year period and a 7% sequential improvement versus the third quarter of 2013

The following are summary financial results for the core operations of FNF for the three-month and twelve-month periods ended December 31, 2013 and 2012:

Core Operations - Total ($ in millions except per share amounts)

	Three Months Ended	Three Months Ended
	December 31, 2013	December 31, 2012
Total revenue	$1,385	$1,595
Net earnings	$81	$143
Net earnings per diluted share	$0.32	$0.62
Adjusted net earnings	$94	$147
Adjusted net earnings per diluted share	$0.37	$0.64
Free cash flow	$38	$160

	Twelve Months Ended	Twelve Months Ended
	December 31, 2013	December 31, 2012
Total revenue	$5,956	$5,633
Net earnings	$428	$451
Net earnings per diluted share	$1.82	$2.00
Adjusted net earnings	$471	$473
Adjusted net earnings per diluted share	$2.01	$2.09
Free cash flow	$323	$440

FNT ($ in millions)

	Three Months Ended	Three Months Ended
	December 31, 2013	December 31, 2012
Total revenue	$1,372	$1,580
Pre-tax earnings	$158	$249
Realized gains (losses)	$8	$(4)
Adjusted pre-tax earnings	$150	$253
Adjusted pre-tax margin	11.0%	16.0%

	Twelve Months Ended	Twelve Months Ended
	December 31, 2013	December 31, 2012
Total revenue	$5,894	$5,586
Pre-tax earnings	$821	$776
Realized gains	$18	$1
Claims recoupment impairment	$—	$11
Adjusted pre-tax earnings	$803	$786
Adjusted pre-tax margin	13.7%	14.1%

	Direct Orders Opened***		Direct Orders Closed***
Month	/ (% Purchased)		/ (% Purchased)
October 2013	156,000	(54%)	112,000	(55%)
November 2013	124,000	(54%)	94,000	(55%)
December 2013	112,000	(56%)	101,000	(58%)

Fourth Quarter 2013	392,000	(55%)	307,000	(56%)

	Direct Orders Opened***		Direct Orders Closed***
Month	/ (% Purchased)		/ (% Purchased)
October 2012	268,000	(31%)	179,000	(33%)
November 2012	215,000	(32%)	164,000	(33%)
December 2012	194,000	(32%)	175,000	(34%)

Fourth Quarter 2012	677,000	(32%)	518,000	(33%)

*** Includes an immaterial number of non-purchase and non-refinance orders

	Open	Closed	Commercial
	Commercial	Commercial	Revenue	Commercial
	Orders	Orders	(In millions)	Fee Per File
Fourth Quarter 2013	19,300	12,800	$146	$11,400
Fourth Quarter 2012	18,900	13,600	$149	$10,900

- The preceding table only includes commercial activity from FNF’s commercial offices in the national commercial division and does not attempt to capture potential commercial activity in our local offices.

Portfolio Company Investments - Total ($ in millions except per share amounts)

	Three Months Ended	Three Months Ended
	December 31, 2013	December 31, 2012
Total revenue	$690	$633
Net earnings (loss)	$(5)	$9
Net earnings (loss) per diluted share	$(0.02)	$0.04
Adjusted net earnings	$14	$19
Adjusted net earnings per diluted share	$0.06	$0.08
Free cash flow	$78	$47

	Twelve Months Ended	Twelve Months Ended
	December 31, 2013	December 31, 2012
Total revenue	$2,622	$1,535
Net earnings (loss)	$(26)	$156
Net earnings (loss) per diluted share	$(0.11)	$0.69
Adjusted net earnings	$38	$29
Adjusted net earnings per diluted share	$0.16	$0.13
Free cash flow	$59	$101

The following are summary financial results for the two major, consolidated portfolio company investments of FNF for the three-month and twelve-month periods ended December 31, 2013 and 2012:

Restaurant Group ($ in millions)

	Three Months Ended	Three Months Ended
	December 31, 2013	December 31, 2012
Operating revenue	$371	$357
Realized losses	$(1)	$(2)
Total revenue	$370	$355
Pre-tax earnings (loss)	$8	$(4)
Depreciation & amortization	$13	$15
Interest expense	$2	$2
EBITDA	$23	$13
Realized losses	$1	$2
Transaction and integration costs	$2	$4
Adjusted EBITDA	$26	$19
Adjusted EBITDA margin	7.0%	5.3%

	Twelve Months Ended	Twelve Months Ended
	December 31, 2013	December 31, 2012
Operating revenue	$1,408	$908
Realized gains (losses)	$(1)	$119
Total revenue	$1,407	$1,027
Pre-tax earnings	$12	$102
Depreciation & amortization	$53	$35
Interest expense	$8	$3
EBITDA	$73	$140
Realized (gains) losses	$1	$(119)
Transaction and integration costs	$7	$19
Adjusted EBITDA	$81	$40
Adjusted EBITDA margin	5.8%	4.4%

Remy ($ in millions)

	Three Months Ended	Three Months Ended
	December 31, 2013	December 31, 2012
Operating revenue	$293	$274
Interest and investment income	$1	$1
Total revenue	$294	$275
Pre-tax earnings	$15	$9
Depreciation & amortization	$18	$21
Interest expense	$4	$7
EBITDA	$37	$37
Stock compensation/other adjustments	$1	$3
Adjusted EBITDA	$38	$40
Adjusted EBITDA margin	13.0%	14.6%

	Twelve Months Ended	Twelve Months Ended
	December 31, 2013	December 31, 2012
Operating revenue	$1,127	$417
Interest and investment income	$2	$1
Realized gains (losses)	$(4)	$79
Total revenue	$1,125	$497
Pre-tax earnings	$22	$90
Depreciation & amortization	$76	$28
Interest expense	$20	$10
EBITDA	$118	$128
Realized losses (gains)	$4	$(79)
Stock compensation, executive severance and other adjustments	$17	$13
Adjusted EBITDA	$139	$62
Adjusted EBITDA margin	12.3%	14.9%

“The fourth quarter was a solid finish to a year of transition in our title insurance business, as we continued to move from a refinance driven market towards what appears to be a more purchase driven market,” said Chairman William P. Foley, II. “While this quarter witnessed the majority of the revenue impact from the steep decline in refinance title orders that began during the summer, we were still able to generate an 11% adjusted pre-tax title margin for the fourth quarter and nearly 14% for the full-year 2013. In the face of these declining refinance order volumes, we continued to focus on our expense structure, as we eliminated over 700 positions during the fourth quarter and over 2,300 since our staffing peak in May 2013, a staff reduction of nearly 20%. We are confident these actions have us well positioned to maximize profitability in our title insurance business as we enter what looks to be a much more purchase driven market in 2014.”

“We also were pleased to close the Lender Processing Services (“LPS”) acquisition on January 2, 2014. We have separated the combined LPS and ServiceLink businesses into Black Knight Financial Services, our mortgage technology-focused company and ServiceLink, our transaction services businesses. The long process to closing gave us the opportunity to explore the cost synergy opportunities in more detail. To this point, we have recognized an estimated $150 million in annualized run-rate synergies and we are now targeting $225 million in total cost synergies. We are very excited about the future of the Black Knight and ServiceLink companies and look forward to their contribution to the continued success of FNF.”

Conference Call
FNF will host a call with investors and analysts to discuss fourth quarter 2013 results on Thursday, February 13, 2014, beginning at 11:00 a.m. Eastern Time. A live webcast of the conference call will be available on the Events and Multimedia page of the FNF Investor Relations website at www.fnf.com. The conference call replay will be available via webcast through the FNF Investor Relations website at www.fnf.com. The telephone replay will be available from 12:00 p.m. Eastern time on February 13, 2014, through February 20, 2014, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 316606.

About FNF
Fidelity National Financial, Inc. (NYSE:FNF), is a leading provider of title insurance, technology and transaction services to the real estate and mortgage industries. FNF is the nation’s largest title insurance company through its title insurance underwriters - Fidelity National Title, Chicago Title, Commonwealth Land Title and Alamo Title - that collectively issue more title insurance policies than any other title company in the United States. FNF also provides industry-leading mortgage technology solutions and transaction services, including MSP®, the leading residential mortgage servicing technology platform in the U.S., through its majority-owned subsidiaries, Black Knight Financial Services, LLC and ServiceLink Holdings, LLC. In addition, FNF owns majority and minority equity investment stakes in a number of entities, including American Blue Ribbon Holdings, LLC, J. Alexander’s, LLC, Remy International, Inc., Ceridian HCM, Inc., Comdata Inc. and Digital Insurance, Inc. More information about FNF can be found at www.fnf.com.

Use of Non-GAAP Financial Information
Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the Company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include earnings before interest, taxes and depreciation and amortization (EBITDA), adjusted earnings before interest, taxes and depreciation and amortization (Adjusted EBITDA), adjusted earnings before interest, taxes and depreciation as a percent of adjusted revenue (Adjusted EBITDA margin), adjusted net earnings, adjusted EPS and free cash flow.

Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FNF's non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided above.

Forward Looking Statements
This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on distributions from our title insurance underwriters as a main source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-K and other filings with the Securities and Exchange Commission.

SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY OF EARNINGS
(In millions, except per share amounts, order information and fee per file)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2013	2012	2013	2012
	(Unaudited)		(Unaudited)
Direct title premiums	$423	$517	$1,800	$1,732
Agency title premiums	573	600	2,352	2,101
Total title premiums	996	1,117	4,152	3,833
Escrow, title-related and other fees	376	448	1,737	1,676
Total title and escrow	1,372	1,565	5,889	5,509

Restaurant revenue	371	357	1,408	908
Remy revenue	293	274	1,127	417
Interest and investment income	30	35	129	144
Realized gains and losses	5	(6)	12	187
Total revenue	2,071	2,225	8,565	7,165

Personnel costs	529	541	2,134	1,863
Other operating expenses	299	356	1,319	1,287
Cost of restaurant revenue	315	299	1,204	773
Cost of Remy revenue (includes $17, $20, $72 and $27 of D&A, respectively)	243	225	947	350
Agent commissions	437	456	1,789	1,600
Depreciation and amortization	33	33	137	104
Title claim loss expense	70	79	291	279
Interest expense	22	24	93	74
Total expenses	1,948	2,013	7,914	6,330

Earnings from continuing operations before taxes and equity investments	123	212	651	835
Income tax expense	33	59	205	247
Earnings from continuing operations before equity investments	90	153	446	588
Earnings (loss) from equity investments	(6)	(3)	(26)	10
Net earnings from continuing operations	84	150	420	598
Earnings (loss) from discontinued operations, net of tax	1	3	(1)	14
Net earnings	85	153	419	612
Non-controlling interests	9	1	17	5
Net earnings attributable to common shareholders	$76	$152	$402	$607
Earnings per share:
Net earnings attributable to common shareholders - basic	$0.31	$0.68	$1.75	$2.75
Net earnings attributable to common shareholders - diluted	$0.30	$0.66	$1.71	$2.69

Weighted average shares - basic	243	224	230	221
Weighted average shares - diluted	251	229	235	226

Direct operations orders opened (000's)	392	677	2,181	2,702
Direct operations orders closed (000's)	307	518	1,708	1,867
Fee per file	$2,082	$1,565	$1,600	$1,487
Actual title claims paid	$100	$131	$403	$433

 FIDELITY NATIONAL FINANCIAL, INC.
FOURTH QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Eliminations	Total FNF Core	FNT	FNF Corporate and Other	Total Portfolio Company Investments	Remy	Restaurant Group	Other Corporate and Other
Three Months Ended
December 31, 2013
Direct title premiums	$423	$—	$423	$423	$—	$—	$—	$—	$—
Agency title premiums	573	—	573	573	—	—	—	—	—
Escrow, title related and other fees	376	—	350	339	11	26	—	—	26
Total Title and Escrow	1,372	—	1,346	1,335	11	26	—	—	26

Restaurant revenue	371	—	—	—	—	371	—	371	—
Remy revenue	293	—	—	—	—	293	293	—	—
Interest and investment income	30	(4)	31	29	2	3	1	—	2
Realized gains and losses	5	—	8	8	—	(3)	—	(1)	(2)
Total Revenue	2,071	(4)	1,385	1,372	13	690	294	370	26

Personnel costs	529	—	454	438	16	75	21	18	36
Other operating expenses	299	—	271	253	18	28	10	14	4
Agent commissions	437	—	437	437	—	—	—	—	—
Cost of revenue	558	—	—	—	—	558	243	315	—
Depreciation and amortization	33	—	16	16	—	17	1	13	3
Title claim loss expense	70	—	70	70	—	—	—	—	—
Interest expense	22	(4)	16	—	16	10	4	2	4
Total expenses	1,948	(4)	1,264	1,214	50	688	279	362	47

Pretax earnings (loss) from continuing operations	123	—	121	158	(37)	2	15	8	(21)

Pretax margin	5.9%	—	8.7%	11.5%	—	0.3%	5.1%	2.2%	—
Adjusted pretax margin	5.7%	—	8.2%	11.0%	—	0.7%	5.1%	2.4%	—

Open orders	392	—	392	392	—	—	—	—	—
Closed orders	307	—	307	307	—	—	—	—	—

 FIDELITY NATIONAL FINANCIAL, INC.
FOURTH QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Eliminations	Total FNF Core	FNT	FNF Corporate and Other	Total Portfolio Company Investments	Remy	Restaurant Group	Other Corporate and Other
Three Months Ended
December 31, 2012
Direct title premiums	$517	$—	$517	$517	$—	$—	$—	$—	$—
Agency title premiums	600	—	600	600	—	—	—	—	—
Escrow, title related and other fees	448	—	445	433	12	3	—	—	3
Total Title and Escrow	1,565	—	1,562	1,550	12	3	—	—	3

Restaurant revenue	357	—	—	—	—	357	—	357	—
Remy revenue	274	—	—	—	—	274	274	—	—
Interest and investment income	35	(3)	37	34	3	1	1	—	—
Realized gains and losses	(6)	—	(4)	(4)	—	(2)	—	(2)	—
Total Revenue	2,225	(3)	1,595	1,580	15	633	275	355	3

Personnel costs	541	—	486	477	9	55	21	18	16
Other operating expenses	356	—	318	301	17	38	12	25	1
Agent commissions	456	—	456	456	—	—	—	—	—
Cost of revenue	524	—	—	—	—	524	225	299	—
Depreciation and amortization	33	—	17	17	—	16	1	15	—
Title claim loss expense	79	—	79	79	—	—	—	—	—
Interest expense	24	(3)	19	1	18	8	7	2	(1)
Total expenses	2,013	(3)	1,375	1,331	44	641	266	359	16

Pretax earnings (loss) from continuing operations	212	—	220	249	(29)	(8)	9	(4)	(13)

Pretax margin	9.5%	—	13.8%	15.8%	—	—	3.3%	—	—
Adjusted pretax margin	9.8%	—	14.0%	16.0%	—	—	3.3%	—	—

Open orders	677	—	677	677	—	—	—	—	—
Closed orders	518	—	518	518	—	—	—	—	—

 FIDELITY NATIONAL FINANCIAL, INC.
YTD QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Eliminations	Total FNF Core	FNT	FNF Corporate and Other	Total Portfolio Company Investments	Remy	Restaurant Group	Other Corporate and Other
Twelve Months Ended
December 31, 2013
Direct title premiums	$1,800	$—	$1,800	$1,800	$—	$—	$—	$—	$—
Agency title premiums	2,352	—	2,352	2,352	—	—	—	—	—
Escrow, title related and other fees	1,737	—	1,650	1,597	53	87	—	—	87
Total Title and Escrow	5,889	—	5,802	5,749	53	87	—	—	87

Restaurant revenue	1,408	—	—	—	—	1,408	—	1,408	—
Remy revenue	1,127	—	—	—	—	1,127	1,127	—	—
Interest and investment income	129	(13)	136	127	9	6	2	—	4
Realized gains and losses	12	—	18	18	—	(6)	(4)	(1)	(1)
Total Revenue	8,565	(13)	5,956	5,894	62	2,622	1,125	1,407	90

Personnel costs	2,134	—	1,869	1,832	37	265	86	65	114
Other operating expenses	1,319	—	1,189	1,096	93	130	46	65	19
Agent commissions	1,789	—	1,789	1,789	—	—	—	—	—
Cost of revenue	2,151	—	—	—	—	2,151	947	1,204	—
Depreciation and amortization	137	—	68	65	3	69	4	53	12
Title claim loss expense	291	—	291	291	—	—	—	—	—
Interest expense	93	(13)	68	—	68	38	20	8	10
Total expenses	7,914	(13)	5,274	5,073	201	2,653	1,103	1,395	155

Pretax earnings (loss) from continuing operations	651	—	682	821	(139)	(31)	22	12	(65)

Pretax margin	7.6%	—	11.5%	13.9%	—	—	2.0%	0.9%	—
Adjusted pretax margin	7.5%	—	11.2%	13.7%	—	—	2.3%	0.9%	—

Open orders	2,181	—	2,181	2,181	—	—	—	—	—
Closed orders	1,708	—	1,708	1,708	—	—	—	—	—

 FIDELITY NATIONAL FINANCIAL, INC.
YTD QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Eliminations	Total FNF Core	FNT	FNF Corporate and Other	Total Portfolio Company Investments	Remy	Restaurant Group	Other Corporate and Other
Twelve Months Ended
December 31, 2012
Direct title premiums	$1,732	$—	$1,732	$1,732	$—	$—	$—	$—	$—
Agency title premiums	2,101	—	2,101	2,101	—	—	—	—	—
Escrow, title related and other fees	1,676	—	1,661	1,613	48	15	—	—	15
Total Title and Escrow	5,509	—	5,494	5,446	48	15	—	—	15

Restaurant revenue	908	—	—	—	—	908	—	908	—
Remy revenue	417	—	—	—	—	417	417	—	—
Interest and investment income	144	(3)	144	139	5	3	1	—	2
Realized gains and losses	187	—	(5)	1	(6)	192	79	119	(6)
Total Revenue	7,165	(3)	5,633	5,586	47	1,535	497	1,027	11

Personnel costs	1,863	—	1,767	1,738	29	96	29	43	24
Other operating expenses	1,287	—	1,187	1,128	59	100	18	71	11
Agent commissions	1,600	—	1,600	1,600	—	—	—	—	—
Cost of revenue	1,123	—	—	—	—	1,123	349	773	1
Depreciation and amortization	104	—	68	64	4	36	1	35	—
Title claim loss expense	279	—	279	279	—	—	—	—	—
Interest expense	74	(3)	61	1	60	16	10	3	3
Total expenses	6,330	(3)	4,962	4,810	152	1,371	407	925	39

Pretax earnings (loss) from continuing operations	835	—	671	776	(105)	164	90	102	(28)

Pretax margin	11.7%	—	11.9%	13.9%	—	10.7%	18.1%	9.9%	—
Adjusted pretax margin	9.3%	—	12.0%	14.1%	—	—	2.6%	—	—

Open orders	2,702	—	2,702	2,702	—	—	—	—	—
Closed orders	1,867	—	1,867	1,867	—	—	—	—	—

FIDELITY NATIONAL FINANCIAL, INC.
QUARTERLY OPERATING STATISTICS
(Unaudited)

	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q1 2012
Quarterly Title Margins (millions except % data)
Total revenue	$1,372	$1,539	$1,613	$1,385	$1,580	$1,443	$1,383	$1,166
Pre-tax earnings	158	221	272	171	249	207	188	126
Realized (gains)/losses	(8)	(3)	(7)	—	4	—	(1)	(4)
Claims recoupment impairment	—	—	—	—	—	—	11	—
Adjusted pre-tax title earnings	150	218	265	171	253	207	198	122
Adjusted pre-tax title margin	11.0%	14.2%	16.5%	12.3%	16.0%	14.3%	14.3%	10.5%

Quarterly Open Orders ('000's except % data)
Total open orders*	392	474	672	643	677	707	667	651
Total open orders per day*	6.2	7.4	10.5	10.5	10.7	11.2	10.4	10.5
Purchase % of open orders	55%	56%	42%	38%	32%	33%	38%	36%
Refinance % of open orders	45%	44%	58%	62%	68%	67%	62%	64%

Quarterly Closed Orders ('000's except % data)
Total closed orders*	307	410	504	487	518	480	459	410
Total closed orders per day*	4.9	6.4	7.9	8.0	8.2	7.6	7.2	6.6
Purchase % of closed orders	56%	50%	40%	31%	33%	37%	40%	34%
Refinance % of closed orders	44%	50%	60%	69%	67%	63%	60%	66%

Commercial (millions, except orders in '000's)
Revenue	$146	$120	$112	$88	$149	$96	$103	$83
Open Orders	19.3	19.9	20.3	18.7	18.9	18.9	20.3	19.8
Closed Orders	12.8	12.6	12.3	10.6	13.6	12.2	13.1	11.7

Total Fee Per File
Fee per file	$2,082	$1,807	$1,562	$1,373	$1,565	$1,467	$1,497	$1,398
Residential and local commercial fee per file	$1,676	$1,562	$1,373	$1,219	$1,312	$1,300	$1,310	$1,231
National commercial fee per file	$11,400	$9,500	$9,100	$8,300	$10,900	$7,800	$7,900	$7,100

Total Staffing
Total field operations employees	9,900	10,600	12,000	12,000	11,600	11,300	11,000	10,600

* Includes an immaterial number of non-purchase and non-refinance orders

FIDELITY NATIONAL FINANCIAL, INC.
QUARTERLY OPERATING STATISTICS
(Unaudited)

	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q1 2012
FNT Only Quarterly Title Margins (millions except % data)
Total Revenue	1,279	1,399	1,434	1,197	1,405	1,294	1,227	1,028
Pre-tax earnings	147	190	231	128	216	186	158	108
Realized (gains)/losses	(8)	(3)	(7)	—	4	—	(1)	(4)
Claims recoupment impairment	—	—	—	—	—	—	11	—
Adjusted pre-tax title earnings	139	187	224	128	220	186	168	104
Adjusted pre-tax title margin	11.0%	13.4%	15.7%	10.7%	15.7%	14.4%	13.7%	10.2%

FNT Only Quarterly Operating Statistics ('000's except fee per file and staffing)
Total open orders*	331	391	516	481	497	525	524	485
Total open orders per day*	5.3	6.1	8.1	7.9	7.9	8.3	8.2	7.8
Total closed orders*	263	323	387	354	396	381	353	323
Total closed orders per day*	4.2	5.0	6.0	5.8	6.3	6.1	5.5	5.2
Fee per file	2,260	2,028	1,747	1,537	1,756	1,602	1,664	1,510
Total tile field operations employees	8,928	9,274	10,097	9,881	9,529	9,352	9,148	8,673

ServiceLink Only Quarterly Title Margins (millions except % data)
Total revenue	93	140	179	188	176	149	156	138
Pre-tax earnings	11	31	41	43	32	21	30	18
Pre-tax margin	11.6%	22.1%	22.9%	22.9%	18.2%	14.1%	19.2%	13.0%

ServiceLink Only Quarterly Operating Statistics ('000's except fee per file and staffing)
Total Open Orders*	61	83	156	162	180	182	143	166
Total open orders per day*	1.0	1.3	2.4	2.7	2.9	2.9	2.2	2.7
Total closed orders	44	87	117	133	122	99	106	87
Total closed orders per day*	0.7	1.4	1.8	2.2	1.9	1.6	1.7	1.4
Fee per file	1,013	989	951	936	946	945	937	988
Total ServiceLink operating employees	972	1,326	1,903	2,119	2,071	1,948	1,852	1,927

* Includes an immaterial number of non-purchase and non-refinance orders

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY BALANCE SHEET INFORMATION
(In millions, except per share amounts)

	December 31, 2013	Intercompany 2013	FNF Core 2013	Portfolio Company Investments 2013	December 31, 2012
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Cash and investment portfolio	$5,760	$(33)	$5,235	$558	$5,186
Goodwill	2,519	—	1,554	965	1,909
Title plant	370	—	370	—	374
Total assets	10,524	(129)	8,017	2,636	9,903
Notes payable	1,323	(111)	983	451	1,344
Reserve for claim losses	1,636	—	1,636	—	1,748
Secured trust deposits	588	—	588	—	528
Non-controlling interest	474	—	10	464	481
Total equity	5,542	—	3,880	1,662	4,749
Book value per share	$22.14	—	$15.50	$6.64	$20.78

###

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY BALANCE SHEET INFORMATION
(In millions, except per share amounts)

Three Months Ended	Consolidated	Total FNF Core	Total Portfolio Company Investments
December 31, 2013

Net earnings attributable to FNF common shareholders	$76	$81	$(5)
EPS	$0.30	$0.32	$(0.02)

Non-GAAP Adjustments (presented net of tax)
Expenses related to acquisition of LPS	3	3	—
Executive separation charge	7	7	—
Ceridian non-recurring cost	7	—	7
Purchase price amortization	15	3	12

Adjusted net earnings attributable to FNF common shareholders	$108	$94	$14
Adjusted EPS	$0.43	$0.37	$0.06

Net cash flows provided by operations	$140	$46	$94

Non-GAAP adjustments
Expenses related to acquisition of LPS	5	5	—
Adjusted cash flows from operations	$145	$51	$94
Less: Capital expenditures	29	13	16

Free cash flow	$116	$38	$78

Three Months Ended	Consolidated	Total FNF Core	Total Portfolio Company Investments
December 31, 2012

Net earnings attributable to FNF common shareholders	$152	$143	$9
EPS	$0.66	$0.62	$0.04

Non-GAAP Adjustments (presented net of tax)
Purchase price amortization	14	4	10

Adjusted net earnings attributable to FNF common shareholders	$166	$147	$19
Adjusted EPS	$0.72	$0.64	$0.08

Net cash flows provided by operations	$243	$177	$66
Less: Capital expenditures	36	17	19

Free cash flow	$207	$160	$47

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY BALANCE SHEET INFORMATION
(In millions, except per share amounts)

Twelve Months Ended	Consolidated	Total FNF Core	Total Portfolio Company Investments
December 31, 2013

Net earnings attributable to FNF common shareholders	$402	$428	$(26)
EPS	$1.71	$1.82	$(0.11)

Non-GAAP Adjustments (presented net of tax)
Expenses related to acquisition of LPS	11	11	—
Executive separation charge	12	7	5
Employee litigation matter	14	14	—
Ceridian non-recurring cost	17	—	17
Purchase price amortization	53	11	42

Adjusted net earnings attributable to FNF common shareholders	$509	$471	$38
Adjusted EPS	$2.17	$2.01	$0.16

Net cash flows provided by operations	$484	$354	$130

Non-GAAP adjustments
Expenses related to acquisition of LPS	16	16	—
Executive separation charge	7	—	7
Employee litigation matter	20	20	—
Adjusted cash flows from operations	$527	$390	$137
Less: Capital expenditures	145	67	78

Free cash flow	$382	$323	$59

Twelve Months Ended	Consolidated	Total FNF Core	Total Portfolio Company Investments
December 31, 2012

Net earnings attributable to FNF common shareholders	$607	$451	$156
EPS	$2.69	$2.00	$0.69

Non-GAAP Adjustments (presented net of tax)
Gain on consolidation of O'Charley's and ABRH	(51)	—	(51)
Bargain purchase gain on O'Charley's	(34)	—	(34)
Gain on consolidation of Remy	(56)	—	(56)
Claim recoupment impairment	8	8	—
Purchase price amortization	28	14	14

Adjusted net earnings attributable to FNF common shareholders	$502	$473	$29
Adjusted EPS	$2.22	$2.09	$0.13

Net cash flows provided by operations	$620	$476	$144
Less: Capital expenditures	79	36	43

Free cash flow	$541	$440	$101